Exhibit 99.1

Kaufman Bros. Eighth Annual Investor Conference

September 8, 2005

Bob Hult, SVP, Operations & Finance, Chief Financial Officer

Mark Skalabrin, VP & GM, Advanced Solutions Business

© 2005 Mercury Computer Systems, Inc.

Forward-Looking Safe Harbor Statement

This presentation contains certain forward-looking statements, as that term is defined in the Private Securities Litigation Reform Act of 1995, including those relating to anticipated fiscal 2006 business performance, market opportunities, and the result of acquisitions. You can identify these statements by our use of the words “may,” “will,” “should,” “plans,” “expects,” “anticipates,” “continue,” “estimate,” “project,” “intend,” and similar expressions. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. Such risks and uncertainties include, but are not limited to, general economic and business conditions, including unforeseen economic weakness in the Company’s markets, effects of continued geo-political unrest and regional conflicts, competition, changes in technology and methods of marketing, delays in completing various engineering and manufacturing programs, changes in customer order patterns, changes in product mix, continued success in technological advances and delivering technological innovations, continued funding of defense programs, timing of such funding, market acceptance of the Company’s products, shortages in components, production delays due to performance quality issues with outsourced components, inability to fully realize the expected benefits from acquisitions or delays in realizing such benefits, challenges in integrating acquired businesses and achieving anticipated synergies, difficulties in retaining key employees and customers, and various other factors beyond the Company’s control. These risks and uncertainties also include such additional risk factors as are discussed in the Company’s recent filings with the U.S. Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended March 31, 2005. The Company cautions readers not to place undue reliance upon any such forward-looking statements, which speak only as of the date made. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made. The Company may, in its discretion, provide information in future public announcements regarding its outlook that may be of interest to the investment community. The format and extent of future outlooks may be different from the format and extent of the information contained in this presentation.

USE OF NON-GAAP INFORMATION

References by the Company to non-GAAP operating income and non-GAAP earnings per share refer to costs and expenses or earnings per share excluding equity-based compensation cost. GAAP requires that this cost be included in costs and expenses and accordingly used to determine operating income and earnings per share. The Company’s management uses non-GAAP operating income, and associated non-GAAP net income (which is the basis for non-GAAP earnings per share) to make operational and investment decisions, and the Company believes that they are among several useful measures for an enhanced understanding of its operating results. Excluding the equity compensation cost from GAAP operating income will enable investors to perform a meaningful comparison of the Company’s operating results to prior periods. In these prior periods, the Company’s GAAP financial results were not required to include expenses associated with stock option compensation, and now these expenses will be included within operating expenses in the GAAP presentation. The Company also believes that providing non-GAAP earnings per share affords investors a view of earnings that may be more easily compared to peer companies. The Company believes these non-GAAP measures will aid investors’ overall understanding of its financial results by providing a higher degree of transparency for certain expenses, particularly those related to equity-based compensation costs, as well as providing a level of disclosure that will help investors understand how the Company plans and measures its own business. However, non-GAAP net income should be construed neither as an alternative to GAAP net income or earnings per share as an indicator of its operating performance, nor as a substitute for cash flow from operations as a measure of liquidity, because the items excluded from the non-GAAP measures often have a material impact on the Company’s results of operations. Therefore, management does, and investors should, use non-GAAP measures in conjunction with the Company’s reported GAAP results.

2 © 2005 Mercury Computer Systems, Inc.

Company Overview

FY05 Revenues: $250 M

60%*

Defense Electronics

20%*

Imaging & Visualization Solutions

20%*

OEM Solutions

June Fiscal Year End

*Approximate FY05 revenue composition

Founded in 1981

Leading provider of innovative, engineered computing solutions for compute-intensive applications Office locations in U.S., UK, France, Germany and Japan; R&D centers in U.S., France, and Germany 876 employees worldwide; 420 engineers Investment in knowledge of customer applications

3 © 2005 Mercury Computer Systems, Inc.

Mercury Technology in Action

Data Acquisition

Sensor data- scanned wafers

J-STARS Aircraft

Mobile C-Arm (Digital X-Ray)

Image and Signal Processing

MERCURY TECHNOLOGY

Visualization

Wafer Inspection

Radar Image Display

3-D Image Reconstruction

© 2005 Mercury Computer Systems, Inc.

Defense Business

© 2005 Mercury Computer Systems, Inc.

Defense Business

Deployed across all environments

Air, land, and sea platforms Commercial, rugged, and conduction- and spray-cooled configurations

Provide full life-cycle support

From R&D through deployment

Positioned for growth

Driving innovation for the next-generation applications

Representative

© 2005 Mercury Computer Systems, Inc.

Markets

Intelligence, surveillance, and reconnaissance (ISR) applications aid in critical decision making

Radar

Signals intelligence

Communications Electronics

Sonar

Smart weapons Data exploitation Imagery

LAND SEA AIR

© 2005 Mercury Computer Systems, Inc.

Value Proposition

Real-time signal and image processing applications

Transmit Acquire Process Visualize

Sensor Complex signal returns Mathematical Image Display Transformations

Sensor streaming Scalable Real time

Embedded (real estate, environmental, cooling constraints)

8 © 2005 Mercury Computer Systems, Inc.

Difficult Environments

PROBLEM

Temperature Humidity Sand Dust Shock Vibration Corrosive elements

SOLUTION

Conduction-, air- and spray-cooled configurations

9 © 2005 Mercury Computer Systems, Inc.

Growth Drivers

DoD transformation agenda/ISR initiative Expansion to lower echelons Network Centric Warfare $3 Billion Market Opportunity

Available Market $3 B

Smart Weapons Image & Data Exploitation Software Radio In-theater procurement

Served Market $380 M

Today 5 Years

*Fiscal 2005 revenues were $148 M

10 © 2005 Mercury Computer Systems, Inc.

Advanced Solutions Business

Mark Skalabrin, Vice President & General Manager

© 2005 Mercury Computer Systems, Inc.

Markets

Delivering specialized processing solutions for demanding commercial OEM applications

Semiconductor capital equipment market

Wafer and reticle inspection

Systems that process streaming data to find defects

Mask writing

Systems that generate patterns to write to semiconductor and flat-panel masks

Communications computing market

Wireless infrastructure

Next-generation packet and signal processing solutions

© 2005 Mercury Computer Systems, Inc.

Value Proposition

Accelerating customers’ advanced algorithms to market

Acquire Detect Classify Analyze

Sensor Data-

Image Correction Offline Classification Scanned Wafers & Defect Detection & Analysis or Reticles

Searching for defects on silicon wafers or reticles Scalable compute, streaming I/O, and interconnect bandwidth Enabling customer algorithm performance enhancements Software-programmable solutions

13 © 2005 Mercury Computer Systems, Inc.

Growth Drivers

Semiconductor capital equipment solutions

Processing needs continue to outpace mainstream computing Data rates and algorithm complexity increase New applications on the horizon Subject to market cyclicality

New market opportunities in telecommunications

Industry emerging from downturn

Equipment makers rely more on external innovation New standards will replace proprietary implementations in data and user plane, e.g., RapidIO®

Available Market $1.5 B

Served Market $170 M

Today 3 Years 5 years

*Fiscal 2005 revenues were $48 M

Telecommunications

Semiconductor

© 2005 Mercury Computer Systems, Inc. $1.5 Billion Market Opportunity

Commercial Imaging and Visualization Business

© 2005 Mercury Computer Systems, Inc.

Value Proposition

Increase data throughput, dramatically accelerating imaging workflow



Acquire
Process
Visualize
Distribute
Archive (PACS)

Acquire	Process	Visualize	Distribute	Archive (PACS)
Data Acquisition & Sensor Correction	Reconstruction	Volume Rendering 3D Visualization	2D (RADIN) & 3D (ExamineRT™ Server/Thin Client)	RADIN Software

- Image reconstruction, processing, and visualization
- All steps from scanner output to end user
- Embedded components and integrated solutions
- Broad end-to-end medical systems OEM Solution portfolio

16
© 2005 Mercury Computer Systems, Inc.

Market Opportunities

Geosciences (oil & gas) Simulation

17 © 2005 Mercury Computer Systems, Inc.

Growth Drivers

- **Growing need for intensive computing capabilities**
  - Increased volume of data
  - Enhanced image accuracy
  - Real-time 3D: interventional
- **Market opportunities**
  - Diagnostic Medical Imaging
  - Biotechnology
  - Geosciences
  - Picture Archiving and Communications Systems (PACS)



Available Market
$1.7 B
Served Market
$250 M
BioTechnology
3D Diagnostic Imaging
PACS
3D Visualization
Modality
Today
3 Years
5 years

*Fiscal 2005 revenues were $49 M

$1.7 Billion Market Opportunity



18
© 2005 Mercury Computer Systems, Inc.

Financial Overview

Bob Hult, SVP, Operations & Finance Chief Financial Officer

© 2005 Mercury Computer Systems, Inc.

Value Creation: Growth

Revenue ($M)

June Fiscal Year End $295-305* $250 $186 $180 $180 $150

2001A 2002A 2003A 2004A 2005A 2006E

*Per Company guidance, July 28, 2005 earnings press release

2005: Record revenues

2006: Projected revenue growth 20%

(at midpoint of guidance range)

DEG ~20%+

IVS ~35%+

OSG ~Flat

FY06 projected growth rates

© 2005 Mercury Computer Systems, Inc.

Fiscal 2005 Strong Performance

FY Ended June 30

($M) 2005 2004 Revenues $ 250.2 $ 185.6 Gross Margin % 66.5% 66.2% Op. Income 42.5 31.6 Net Income $ 30.2 $ 22.9 EPS (diluted) $ 1.25 $ 1.03

Fiscal 2005 record revenues, 35% YOY growth Fiscal 2005 record operating profit, 32% YOY growth

© 2005 Mercury Computer Systems, Inc.

Fiscal Year 2006 Guidance

Fiscal Year Ending June 30, 2006

Revenues ($M) $295-305

Gross Margin 66-67%

GAAP Non-GAAP

Operating Income 12% 16%

EPS $0.97-1.02 $1.35-1.40

Impact of equity-based compensation costs related to

FAS 123(R) excluded from Non-GAAP

Acquisition-related amortization of approximately $6 M

included in GAAP and Non-GAAP

Notes:

1) Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP

2) Company guidance, July 28, 2005 Q4 earnings press release

© 2005 Mercury Computer Systems, Inc.

Q1 Fiscal 2006 Guidance

Quarter Ending September 30, 2005

Revenues ($M) $60-63

GAAP Non-GAAP

Operating Income 6% 10%

EPS $0.11-0.13 $0.18-0.20

Impact of equity-based compensation costs related to FAS 123(R) excluded from NON-GAAP Acquisition-related amortization of approximately $1 M included in GAAP and Non-GAAP

Notes:

1) Figures in millions, except percent and per share data which includes adjustment for contingent convertibles, in accordance with GAAP

2) Company guidance, July 28, 2005 Q4 earnings press release

© 2005 Mercury Computer Systems, Inc.

Timeless Business Model

Guidance Timeless FY04 FY05 FY06* Business Model

Revenue 100% 100% 100% 100% Gross Margin 67% 66% 66-67% 66-67% SG&A 30% 29% 29-30% R&D 21% 20% 20-21%

Income from Operations 17% 17% 16% 16-18%

Notes:

Acquisition-related amortization of intangibles ~ 1%, ~1%, ~2% FY04, FY05, FY06, resp. FY06 Non-GAAP guidance per July 28, 2005 earnings call. FY06 GAAP Income from operations 12%

© 2005 Mercury Computer Systems, Inc.

Strong Balance Sheet

Historically strong balance sheet Supports open innovation growth agenda

(Quarter ended June 30, 2005)*

Cash and Equivalents $228 Total Current Assets $242 Total Assets $377

Total Debt $136 Total Liabilities $179

Stockholders’ Equity $198

*Prior to SoHard AG & Echotek Corp. closings

© 2005 Mercury Computer Systems, Inc.

Growth through Open Innovation

Extend Mercury’s capabilities with partnerships, alliances, and acquisitions

Focused on Intellectual Property (IP), technology “fit” Accretive within first year Consider the size of the deal Integrate into the company

Five recent acquisitions

TGS Group, Advanced Radio Corporation, Momentum Computer, Inc., SoHard AG, Echotek Corp.

Expanding list of alliances/partners

IBM, NVIDIA Corporation, Ziehm Imaging, Massachusetts General Hospital (MGH)

© 2005 Mercury Computer Systems, Inc.

MRCY Summary

Strong competitive position in attractive and growing markets Diversified revenue base – defense and commercial Straightforward operating model and financial structure Strong balance sheet, operating cash flow with significant financing flexibility Open innovation strategy through partnerships and acquisitions to enhance capability to deliver solutions across target markets

Sustain a 25% or better long-term revenue growth rate

© 2005 Mercury Computer Systems, Inc.

NASDAQ: MRCY

© 2005 Mercury Computer Systems, Inc.